Income Taxes	6 Months Ended
May 31, 2023
Income Taxes
Income Taxes

11. Income Taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the three months ended 2023 and May 31, 2022. The Company has non-capital loss carry-forwards at May 31, 2023 in Canada $62,493,624 that must be offset against future taxable income. If not utilized, the loss carry-forwards will expire between 2028 and 2042.

For the three and six months ended May 31, 2022, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of approximately $15,951,739, which can be carried forward indefinitely.

For the three and six months ended May 31, 2022, the Company had approximately $2,933,013 of unclaimed Investment Tax Credits which expire from 2025 to 2040. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.